                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT: DECEMBER 8, 1997
                    CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1

  A New York                     Commission File              I.R.S. Employer
Common Law Trust                  No. 333-34793                No. 13-7135550


                           c/o AT&T Capita Corporation
                44 Whippany Road, Morristown, New Jersey 07962-1923
                        Telephone Number (973) 397-3000

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ITEM 5. OTHER EVENTS



CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:   DECEMBER 8, 1997           PAYMENT DATE: DECEMBER 15, 1997
COLLECTION PERIOD:    NOVEMBER 30, 1997


I.  INFORMATION REGARDING THE CONTRACTS


     1.      CONTRACT POOL PRINCIPAL BALANCE
             a.      Beginning of Collection Period                       $1,146,940,284.75
             b.      End of Collection Period                             $1,114,739,285.73
             c.      Reduction for Collection Period                      $   32,200,999.02
     2.      DELINQUENT SCHEDULED PAYMENTS
             a.      Beginning of Collection Period                       $         -
             b.      End of Collection Period                             $   10,358,053.89
     3.      LIQUIDATED CONTRACTS
             a.      Number of Liquidated Contracts
                        with respect to Collection Period                                12
             b.      Required Payoff Amounts of Liquidated Contracts      $       44,097.33
             c.      Total Reserve for Liquidation Expenses               $            -
             d.      Total Liquidation Proceeds Received (1)              $        9,465.74
             e.      Liquidation Proceeds Allocated to Owner Trust        $        9,465.74
             f.      Liquidation Proceeds Allocated to Depositor          $            -
             g.      Current Realized Losses                              $       34,631.59
     4.      PREPAID CONTACTS
             a.      Number of Prepaid Contracts with respect
                        to Collection Period                                            223
             b.      Required Payoff Amounts of Prepaid Contracts         $    2,922,139.39
     5.      PURCHASED CONTRACTS (BY TCC)
             a.      Number of Contracts Purchased by TCC with
                        respect to Collection Period                                     51
             b.      Required Payoff Amounts of Purchased Contracts       $      384,744.00


        6.      DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)



                              ----------------------------------------------------------------------------------------
                                                                                                      % OF AGGREGATE
                              NUMBER OF                 % OF              AGGREGATE REQUIRED          REQUIRED PAYOFF
                              CONTRACTS               CONTRACTS             PAYOFF AMOUNTS                 AMOUNTS
                              ----------------------------------------------------------------------------------------
        a.  Current              72,798                  96.78%            1,087,071,543.76                96.62%
        b.  31-60 days            1,820                   2.42%               32,536,461.49                 2.89%
        c.  61-90 days              604                   0.80%                5,489,334.37                 0.49%
        d.  91-120 days               0                   0.00%                           0                 0.00%
        e.  120+ days                 0                   0.00%                           0                 0.00%
        f.  Total                75,222                 100.00%            1,125,097,339.62               100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:      DECEMBER 8, 1997      PAYMENT DATE:   DECEMBER 15, 1997
COLLECTION PERIOD:       NOVEMBER 30, 1997

        7.      HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

----------------------------------------------------------------------------------------------------------------
                             % OF                     % OF                % OF                    % OF
                           AGGREGATE                AGGREGATE            AGGREGATE              AGGREGATE
                         REQUIRED PAYOFF         REQUIRED PAYOFF      REQUIRED PAYOFF         REQUIRED PAYOFF
                            AMOUNTS                  AMOUNTS             AMOUNTS                  AMOUNTS

     COLLECTION
       PERIODS         31-60 DAYS PAST DUE    61-90 DAYS PAST DUE   91-120 DAYS PAST DUE    120+ DAYS PAST DUE
----------------------------------------------------------------------------------------------------------------

      11/30/97                2.89%                   0.49%                  0.00%                 0.00%



        8.      HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


-------------------------------------------------------------------------------------------------------------------
                                       COLLECTION       3 COLLECTION      6 COLLECTION PERIODS    CUMULATIVE SINCE
                                         PERIOD        PERIODS ENDING            ENDING              CUT-OFF DATE
                                       NOVEMBER-97       NOVEMBER-97           NOVEMBER-97
-------------------------------------------------------------------------------------------------------------------
a.  Number of Liquidated Contracts           12                 12                   12                     12
b.  Number of Liquidated
    Contracts as a Percentage
    of Initial Contracts                  0.004%             0.004%               0.004%                 0.004%

c.  Required Payoff Amounts of
    Liquidated Contracts              44,097.33          44,097.33            44,097.33              44,097.33

d.  Liquidation Proceeds Allocated
    to Owner Trust                     9,465.74           9,465.74             9,465.74               9,465.74

e.  Aggregate Current Realized
    Losses                            34,631.59          34,631.59            34,631.59              34,631.59

f.  Aggregate Current Realized
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance                     0.003%             0.003%                0.003%                0.003%


CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:      DECEMBER 8, 1997      PAYMENT DATE:   DECEMBER 15, 1997
COLLECTION PERIOD:       NOVEMBER 30, 1997

II.     INFORMATION REGARDING THE SECURITIES

        1.      SUMMARY OF BALANCE INFORMATION


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance as of  Class Factor as of
         Class                           Coupon        December 15, 1997     December 15, 1997     Initial Principal    Initial
                                          Rate           Payment Date           Payment Date           Balance        Class Factor
-----------------------------------------------------------------------------------------------------------------------------------
a.   Class A-1 Notes                      5.79%         $  249,300,646.20         0.91486476         $  272,500,000       1.000
b.   Class A-2 Notes                      6.03%         $  252,000,000.00         1.00000000         $  252,000,000       1.000
c.   Class A-3 Notes                      6.12%         $  153,000,000.00         1.00000000         $  153,000,000       1.000
d.   Class A-4 Notes                      6.19%         $  261,210,000.00         1.00000000         $  261,210,000       1.000
e.   Class A-5 Notes                      6.09%         $  102,405,021.63         0.97528592         $  105,000,000       1.000
f.   Class B Notes                        6.45%         $   68,820,000.00         1.00000000         $   68,820,000       1.000
g.   Class C Notes (Quarterly Paying)     6.48%         $   34,410,000.00         1.00000000         $   34,410,000       1.000
h.   Total                                  N.A.        $1,121,145,667.82         0.40040917         $1,146,940,000       1.000


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,125,097,339.62 and the CCA Balance is $83,153,171


        2.   MONTHLY PRINCIPAL AMOUNT
             a.   Principal Balance of Notes
                  (End of Prior Collection Period)                                                   $1,146,940,000.00
             b.   Contract Pool Principal Balance (End of Collection Period)                         $1,114,739,285.73
             c.   Monthly Principal Amount                                                           $   32,200,714.27
        3.   GROSS COLLECTIONS
             a.   Scheduled Payments Received                                                        $   25,991,495.98
             b.   Liquidation Proceeds Allocated to Owner Trust                                      $        9,465.74
             c.   Required Payoff Amounts of Prepaid Contracts                                       $    2,922,139.39
             d.   Required Payoff Amounts of Purchased Contracts                                     $      384,744.00
             e.   Proceeds of Clean-up Call                                                          $               -
             f.   Investment Earnings on Collection, Note Distribution and Class C Funding Accounts  $               -
             g.   Extension Fees Allocated to Owner Trust                                            $        5,783.43
             h.   Total Gross Collections (sum of (a) through (g))                                   $   29,313,628.54
        4.   DETERMINATION OF AVAILABLE FUNDS
             a.   Total Gross Collections                                                            $   29,313,628.54
             b.   Withdrawl from Cash Collateral Account                                                  $               -
             c.   Total Available Funds                                                              $   29,313,628.54
        5.   Class A-5 Swap
             a.   Payment Details
                  1- Class A-5 Assumed Fixed Rate                                                               6.2500%
                  2- Class A-5 Assumed Fixed Rate Day Count(Actual/360)                                        0.03333
                  3- Class A-5 Interest Rate (Libor + .125%)                                                    6.0938%
                  4- Class A-5 Interest Rate Day Count(Actual/360)                                             0.03333
                  5- Class A-5 Principal Amount                                                            105,000,000
             b.   Net Payment Calculation
                  1- Class A-5 Assumed Fixed Payment                                                        218,750.00
                  2- Class A-5  Interest Payment                                                            213,281.25
                  3- Net Class A-5 Swap Payment (From)/To the Trust                                          (5,468.75)

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





CAPITAL EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:     DECEMBER 8, 1997      PAYMENT DATE:   DECEMBER 15, 1997
COLLECTION PERIOD:      NOVEMBER 30, 1997

        6.  APPLICATION OF AVAILABLE FUNDS

--------------------------------------------------------------------------------------------------
                     Item                                   Amount       Remaining Available Funds
--------------------------------------------------------------------------------------------------
            a.   Total Available Funds                                                 29,313,628.54
            b.   Servicing Fee                                   1,194,729.46                 28,118,899.08
            c.   Interest on Notes:

                  i)          Class A-1 Notes                      525,925.00                 27,592,974.08
                  ii)         Class A-2 Notes                      506,520.00                 27,086,454.08
                  iii)        Class A-3 Notes                      312,120.00                 26,774,334.08
                  iv)         Class A-4 Notes                      538,963.30                 26,235,370.78
                  v)          Class A-5 Swap Net Settlement          5,468.75                 26,229,902.03
                  vi)         Class A-5 Notes                      213,281.25                 26,016,620.78
                  vii)        Class B Notes                        147,963.00                 25,868,657.78
                  vii)        Class C Funding Account               74,325.60                 25,794,332.18
            d.   Principal on Notes:
                  i)          Class A-1 Notes                   23,199,353.80                  2,594,978.37
                  ii)         Class A-2 Notes                            0.00                  2,594,978.37
                  iii)        Class A-3 Notes                            0.00                  2,594,978.37
                  iv)         Class A-4 Notes                            0.00                  2,594,978.37
                  v)          Class A-5 Notes                    2,594,978.37                             0
                  vi)         Class B Notes                              0.00                             0
                 vii)         Class C Funding Account                    0.00                             0
           e.   Deposit to Cash
                   Collateral Account                                    0.00                             0
           f.   Amount to be applied in
                   accordance with CCA
                   Loan Agreement                                        0.00                             0
           g.   Balance, if any, to Equity Certificates                  0.00                             0



       7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

           Payment Date                             December 15, 1997
           Beginning Balance                                  0
           Principal Depositied                               0
           Interest Depositied                             74,326
           --------------------                            ------
           Total Amount Available for Distribution         74,326
           Amount Distributed                                 0
           ------------------                              ------
           Ending Balance                                  74,326



       8.  QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C
           FUNDING ACCOUNT

---------------------------------------------------------------------------------------
                  Item                               Amount   Remaining Available Funds
---------------------------------------------------------------------------------------
            a.    Total Available Funds                                74,325.60
            b.    Interest to Class C Note Holders      0              74,325.60
            c.    Principal to Class C Note Holders     0              74,325.60

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:      DECEMBER 8, 1997      PAYMENT DATE:   DECEMBER 15, 1997
COLLECTION PERIOD:       NOVEMBER 30, 1997

III.  INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


      1.  BALANCE RECONCILIATION
                                                                                       DECEMBER 15, 1997
                 ITEM                                                                    PAYMENT DATE
            a.   Available Cash Collateral Amount (Beginning)                               83,153,171
            b.   Deposits to Cash Collateral Account (II.5(f))                                 0
            c.   Withdrawals from Cash Collateral Account                                      0
            d.   Releases of Cash Collateral Account Surplus
                    (Excess, if any of (a) plus (b) minus (c) over (f))                        0
            e.   Available Cash Collateral Amount (End)
                    (Sum of (a) plus (b) minus (c) minus (d))                            83,153,171.00
            f.   Requisite Cash Collateral Amount                                        83,153,171.00
            g.   Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))           0.00
      2.         CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
            a.   For Payment Dates from, and including, the
                    December  1997 Payment Date  to,
                    and including, the December 1998 Payment Date
                    1) Initial Cash Collateral Amount                                    83,153,171.00
            b.   For Payment Dates from, and including, the
                    November 1998 Payment Date until
                    the Final Payment Date, the sum of
                    1) 8.5% of the Contract Pool Principal Balance                             0.00
                    2) The Aggregate Principal Balance of the Notes                            0.00
                       and the Equity Certificate Balance less the
                       Contract Pool Principal Balance
                    3) Total ((1) plus (2))                                                    0.00
            c.   Floor equal to the lesser of
                    1) 2% of Cut-Off Date Contract Pool Principal
                       Balance ($22,938,806); and
                    2) the Aggregate Principal Balance of the Notes                         22,938,806
            d.   Requisite Cash Collateral Amount                                        83,153,171.00



      3.         CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
            a.   Interest Shortfalls                                                          0.00
            b.   Principal Deficiency Amount                                                  0.00
            c.   Principal Payable at Stated Maturity Date of
                    Class of Notes or Equity Certificates                                     0.00
            d.   Total Cash Collateral Account Withdrawals                                    0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:    DECEMBER 8, 1997      PAYMENT DATE:   DECEMBER 15, 1997
COLLECTION PERIOD:     NOVEMBER 30, 1997

IV.        INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

  -----------------------------------------------------------------------------------------
     Distribution                    Class A-1       Class A-2     Class A-3     Class A-4
      Amounts                          Notes           Notes         Notes         Notes
  -----------------------------------------------------------------------------------------
  1. Interest Due                   $   525,925.00  $506,520.00   $312,120.00   $538,963.30
  2. Interest Paid                  $   525,925.00  $506,520.00   $312,120.00   $538,963.30
  3. Interest Shortfall             $    -          $    -        $    -        $    -
     ((1) minus (2))
  4. Principal Due                  $23,199,353.80  $    -        $    -        $    -
  5. Principal Paid                 $23,199,353.80  $    -        $    -        $    -
  6. Total Distribution Amount      $23,725,278.80  $506,520.00   $312,120.00   $538,963.30
  ((2) plus (4))


  -------------------------------------------------------------------------------------------
     Distribution                    Class A-5       Class B       Class C
       Amounts                         Notes          Notes          Notes       Totals
  -------------------------------------------------------------------------------------------
  1. Interest Due                  $  213,281.25   $147,963.00   $    -        $ 2,244,772.55
  2. Interest Paid                 $  213,281.25   $147,963.00   $    -        $ 2,244,772.55
  3. Interest Shortfall            $    -          $    -        $    -        $      -
  ((1) minus (2))
  4. Principal Due                 $2,594,978.37   $    -        $    -        $25,794,332.18
  5. Principal Paid                $2,594,978.37   $    -        $    -        $25,794,332.18
  6. Total Distribution Amount     $2,808,259.62   $147,963.00   $    -        $28,039,104.73
  ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:      DECEMBER 8, 1997      PAYMENT DATE:   DECEMBER 15, 1997
COLLECTION PERIOD:       NOVEMBER 30, 1997

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


        ----------------------------------------------------------------------------------------
                                                           As of End of         As of End of
                        Item                                 Current               Prior
                                                         Collection Period    Collection Period
        ----------------------------------------------------------------------------------------
     1.  ORIGINAL CONTRACT CHARACTERISTICS
         a.   Original Number of Contracts                   75,651                N.A.
         b.   Cut-Off Date Contract Pool
                 Principal Balance                      1,146,940,284.75           N.A.
         c.   Original Weighted Average
                 Remaining Term                               46.60                N.A.
         d.   Weighted Average Original Term                  53.70                N.A.
     2.  CURRENT CONTRACT CHARACTERISTICS
         a.   Number of Contracts                            75,222                75,651
         b.   Average Contract Principal Balance           $15,161.00            $15,160.94
         c.   Weighted Average Remaining Term                 45.81                46.60

CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:      DECEMBER 8, 1997      PAYMENT DATE:   DECEMBER 15, 1997
COLLECTION PERIOD:       NOVEMBER 30, 1997

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

        --------------------------------------------------------------
                                                    Since Issue
         Period                                         CPR
        --------------------------------------------------------------
         0               December-97                  -0.532%



VII.  PURCHASED, LIQUIDATED AND PAID CONTRACTS

      A COMPLETE LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital
   Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
         following report with respect to the Payment Date occurring on
                               December 15, 1997.


 This Certificate shall constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                            Glenn A. Votek
                            --------------
                            Glenn A. Votek
                            Vice President and Treasurer